Exhibit 10.3

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT
BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY
HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN
REPLACED WITH ASTERISKS.

AMENDMENT NO. 1

TO THE A320 FAMILY PURCHASE AGREEMENT

dated as of December 3, 2019

between

AIRBUS S.A.S.

and

UNITED AIRLINES, INC.

This Amendment No. 1 to the A320 Family Purchase Agreement, between Airbus S.A.S. and United Airlines, Inc. (this “Amendment No. 1”), dated as of December 3, 2020,

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into the A320 Family Purchase Agreement, dated as of December 3, 2019, (as amended, supplemented or otherwise modified, the “Agreement”); and

WHEREAS, the Buyer and the Seller have agreed to amend certain terms of the Agreement as set forth herein;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

Capitalized terms used herein and not otherwise expressly defined in this Amendment No. 1 shall have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment No. 1.

2.	DELIVERY SCHEDULE

2.1	Pursuant to Clause 9.1.2 of the Agreement, the following Aircraft are *** as set forth below:

Aircraft Rank	***	***
***	***	***

2.2	Clause 9.1.1 of the Agreement is amended and restated to read in its entirety as follows:

“9.1.1 Except as otherwise provided in this Agreement, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location as follows:

AIRCRAFT	DELIVERY PERIOD
***	***

The calendar *** set forth opposite each Aircraft in the foregoing table shall be the scheduled delivery *** with respect to such Aircraft (each, a Scheduled Delivery ***”).

The Seller shall notify the Buyer of the delivery month (the “Scheduled Delivery ***”) for each Aircraft no later than *** prior to the first day of the Scheduled Delivery *** for such Aircraft.”

3.	***

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4.                   EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 1 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 1.

Both parties agree that this Amendment No. 1 will constitute an integral, non-severable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment No. 1 will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment No. 1 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 1 will govern.

5.	ASSIGNMENT

This Amendment No. 1 and the rights and obligations of the parties hereunder will be subject to the provisions of Clause 21 of the Agreement.

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6.	CONFIDENTIALITY

This Amendment No. 1 is subject to the terms and conditions of Clause 22.10 of the Agreement.

7.	GOVERNING LAW

The governing law of this Amendment no. 1 shall be as set forth in Clause 22.6 of the Agreement.

8.	COUNTERPARTS

This Amendment No. 1 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

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IN WITNESS WHEREOF, the Buyer and the Seller have caused this Amendment No. 1 to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Its: Executive Vice President and Chief Financial Officer

AIRBUS S.A.S.

By:	/s/ Benoît de Saint-Exupéry	Its: Senior Vice President, Contracts

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